STOCKHOLDERS' EQUITY AND STOCK-BASED COMPENSATION (Notes)	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
Stockholders' Equity and Stock-Based Compensation
STOCKHOLDERS’ EQUITY AND STOCK-BASED COMPENSATION
FCX’s authorized shares of capital stock total 1.85 billion shares, consisting of 1.8 billion shares of common stock and 50 million shares of preferred stock.

Common Stock.  In September 2015, FCX completed a $1.0 billion at-the-market equity program and announced an additional $1.0 billion at-the-market equity program. Through December 31, 2015, FCX sold 206 million shares of its common stock at an average price of $9.53 per share under these programs, which generated gross proceeds of approximately $1.96 billion (net proceeds of $1.94 billion after $20 million of commissions and expenses). From January 1, 2016, through January 5, 2016, FCX sold 4 million shares of its common stock, which generated proceeds of $29 million (after $0.3 million of commissions and expenses). FCX used the net proceeds for general corporate purposes, including the repayment of amounts outstanding under its revolving credit facility and other borrowings, and the financing of working capital and capital expenditures.

The Board declared a supplemental cash dividend of $1.00 per share, which was paid in July 2013, and a one-time special cash dividend of $0.1105 per share related to the settlement of the shareholder derivative litigation (refer to Note 12 for further discussion), which was paid in August 2015. In response to the impact of lower commodity prices, the Board authorized a decrease in the cash dividend on FCX’s common stock from an annual rate of $1.25 per share to an annual rate of $0.20 per share in March 2015, and then suspended the cash dividend in December 2015. The declaration of dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, future prospects and other factors deemed relevant by the Board.

Accumulated Other Comprehensive Loss. A summary of changes in the balances of each component of accumulated other comprehensive loss, net of tax follows:

	Defined Benefit Plans	Unrealized Losses on Securities	Translation Adjustment	Total
Balance at January 1, 2013	$(507)	$(4)	$5	$(506)
Amounts arising during the period[a,b]	67	(1)	—	66
Amounts reclassified[c]	30	—	5	35
Balance at December 31, 2013	(410)	(5)	10	(405)
Amounts arising during the period[a,b]	(162)	(1)	—	(163)
Amounts reclassified[c]	24	—	—	24
Balance at December 31, 2014	(548)	(6)	10	(544)
Amounts arising during the period[a,b]	3	—	—	3
Amounts reclassified[c]	38	—	—	38
Balance at December 31, 2015	$(507)	$(6)	$10	$(503)

a.
Includes net actuarial gains (losses), net of noncontrolling interest, totaling $126 million for 2013, $(252) million for 2014 and $(7) million for 2015. The year 2013 also included $33 million for prior service costs.

b.	Includes tax (provision) benefits totaling $(37) million for 2013, $89 million for 2014 and $2 million for 2015.

c.	Includes amortization primarily related to actuarial losses, net of taxes of $17 million for 2013, $14 million for 2014 and $16 million for 2015.

Stock Award Plans.  FCX currently has awards outstanding under various stock-based compensation plans. The stockholder-approved 2006 Stock Incentive Plan (the 2006 Plan) provides for the issuance of stock options, SARs, restricted stock, RSUs, PSUs and other stock-based awards for up to 74 million common shares. FCX’s stockholders approved amendments to the 2006 Plan in 2007 primarily to increase the number of shares available for grants, and in 2010, to permit grants to outside directors. As of December 31, 2015, 12.2 million shares were available for grant under the 2006 Plan, and no shares were available under other plans.

In connection with the restructuring of an executive employment arrangement, a special retention award of one million RSUs was granted in December 2013. The RSUs are fully vested and the related shares of common stock will be delivered to the executive upon separation of service, along with a cash payment for accumulated dividends. With respect to stock options previously granted to this executive, such awards became fully vested. With respect to performance-based awards previously granted to this executive, the service requirements are considered to have been satisfied, and the vesting of any such awards shall continue to be contingent upon the achievement of all performance conditions set forth in the award agreements. In connection with the restructuring, FCX recorded a $37 million charge to selling, general and administrative expenses in 2013.

Stock-Based Compensation Cost. Compensation cost charged against earnings for stock-based awards for the years ended December 31 follows:

	2015	2014	2013
Selling, general and administrative expenses	$67	$79	$145
Production and delivery	17	26	26
Capitalized costs	11	23	13
Total stock-based compensation	95	128	184
Less capitalized costs	(11)	(23)	(13)
Tax benefit and noncontrolling interests' share	(31)	(41)	(65)
Impact on net (loss) income from continuing operations	$53	$64	$106

Stock Options and SARs. Stock options granted under the plans generally expire 10 years after the date of grant and vest in 25 percent annual increments beginning one year from the date of grant. The award agreements provide that participants will receive the following year’s vesting after retirement. Therefore, on the date of grant, FCX accelerates one year of amortization for retirement-eligible employees. Stock options granted prior to February 2012 provide for accelerated vesting if there is a change of control (as defined in the award agreements). Stock options granted after that date provide for accelerated vesting only upon certain qualifying terminations of employment within one year following a change of control. SARs generally expire within five years after the date of grant and vest in one-third annual increments beginning one year from the date of grant. SARs are similar to stock options, but are settled in cash rather than in shares of common stock and are classified as liability awards.

A summary of options and SARs outstanding as of December 31, 2015, including 1,321,029 SARs, and activity during the year ended December 31, 2015, follows:

	Number of Options and SARs	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (years)	Aggregate Intrinsic Value
Balance at January 1	45,929,739	$35.65
Granted	5,450,000	18.96
Exercised	(195,326)	15.61
Expired/Forfeited	(1,880,534)	30.15
Balance at December 31	49,303,879	34.10	4.8	$—	[a]

Vested and exercisable at December 31	40,235,301	$35.78	4.0	$—	[a]

a.	At December 31, 2015, all outstanding stock options and SARs have exercise prices greater than the market price of FCX's common stock.

The fair value of each stock option is estimated on the date of grant using the Black-Scholes-Merton option valuation model. The fair value of each SAR is determined using the Black-Scholes-Merton option valuation model and remeasured at each reporting date until the date of settlement. Expected volatility is based on implied volatilities from traded options on FCX’s common stock and historical volatility of FCX’s common stock. FCX uses historical data to estimate future option and SAR exercises, forfeitures and expected life. When appropriate, separate groups of employees who have similar historical exercise behavior are considered separately for valuation purposes. The expected dividend rate is calculated using the annual dividend (excluding supplemental dividends) at the date of grant. The risk-free interest rate is based on Federal Reserve rates in effect for bonds with maturity dates equal to the expected term of the option or SAR.

Information related to stock options during the years ended December 31 follows:

	2015	2014	2013
Weighted-average assumptions used to value stock option awards:
Expected volatility	37.9%	36.6%	48.9%
Expected life of options (in years)	5.17	4.92	4.66
Expected dividend rate	4.5%	3.5%	3.3%
Risk-free interest rate	1.7%	1.7%	0.7%
Weighted-average grant-date fair value (per share)	$4.30	$7.43	$10.98
Intrinsic value of options exercised	$1	$17	$10
Fair value of options vested	$50	$76	$101

As of December 31, 2015, FCX had $30 million of total unrecognized compensation cost related to unvested stock options expected to be recognized over a weighted-average period of approximately 1.8 years.

Stock-Settled PSUs and RSUs. Beginning in 2014, FCX's executive officers were granted PSUs that vest after three years. The final number of shares to be issued to the executive officers will be based on FCX’s total shareholder return compared to the total shareholder return of a peer group. The total grant date target shares related to the PSU grants were 755 thousand in 2015 and 344 thousand in 2014, of which the executive officers will earn from 0 percent to 200 percent.

Prior to 2014, the portion of each executive officer's annual bonus exceeding three times such officer's base salary was to be paid in performance-based RSUs. The performance-based RSUs were a component of an annual incentive award pool that was calculated as a percentage of FCX’s consolidated operating cash flows adjusted for changes in working capital and other tax payments for the preceding year. The performance-based RSUs granted in 2013 as part of the 2012 annual bonus vest after three years, subject to FCX attaining a five-year average return on investment (a performance condition defined in the award agreement) of at least 6 percent and subject to a 20 percent reduction if FCX performs below a group of its peers as defined in the award agreement.

All of FCX's executive officers are retirement eligible, and for the 2015 awards, FCX charged the cost of the PSU awards to expense in the year of grant because they are non-forfeitable. For the performance-based RSUs, the cost was charged to expense in the year the related operating cash flows were generated, as performance of services was only required in the calendar year preceding the date of grant.

In February 2015 and 2014, FCX granted RSUs that vest over a period of three years to certain employees, and in February 2013, FCX granted RSUs that cliff vest at the end of three years to certain employees.

FCX also grants other RSUs that generally vest over a period of four years to its directors. The fair value of the RSUs is amortized over the four-year vesting period or the period until the director becomes retirement eligible, whichever is shorter. Upon a director’s retirement, all of their unvested RSUs immediately vest. For retirement-eligible directors, the fair value of RSUs is recognized in earnings on the date of grant.

The award agreements provide for accelerated vesting of all RSUs held by directors if there is a change of control (as defined in the award agreements) and for accelerated vesting of all RSUs held by employees if they experience a qualifying termination within one year following a change of control.

Dividends attributable to RSUs and PSUs accrue and are paid if the award vests. In addition, for those awards granted prior to 2015, interest accrues on accumulated dividends and is paid if the stock-settled RSUs vest. A summary of outstanding stock-settled RSUs and PSUs as of December 31, 2015, and activity during the year ended December 31, 2015, follows:

	Number of Awards	Weighted-Average Grant-Date Fair Value Per Award	Aggregate Intrinsic Value
Balance at January 1	5,805,145	$33.57
Granted	2,729,750	16.77
Vested	(1,150,589)	34.10
Forfeited	(164,006)	34.35
Balance at December 31	7,220,300	27.12	$49

The total fair value of stock-settled RSUs and PSUs granted was $46 million during 2015, $67 million during 2014 and $125 million during 2013. The total intrinsic value of stock-settled RSUs vested was $22 million during 2015, $15 million during 2014 and $12 million during 2013. As of December 31, 2015, FCX had $28 million of total unrecognized compensation cost related to unvested stock-settled RSUs expected to be recognized over approximately 1.4 years.

Cash-Settled PSUs and RSUs. Beginning in 2015, certain members of FM O&G's senior management were granted cash-settled PSUs that vest over three years. The cash-settled PSUs contain performance conditions linked to oil and gas production and FCX's total shareholder return compared to the total shareholder return of a peer group (each of which is weighted 50 percent). The total grant date target shares related to the 2015 cash-settled PSU grant were 582 thousand, of which FM O&G's senior management will earn from 50 percent to 200 percent.

Cash-settled RSUs are similar to stock-settled RSUs, but are settled in cash rather than in shares of common stock. These cash-settled RSUs generally vest over periods ranging from three to five years of service. The award agreements for cash-settled RSUs provide for accelerated vesting upon certain qualifying terminations of employment within one year following a change of control (as defined in the award agreements).

The cash-settled PSUs and RSUs are classified as liability awards, and the fair value of these awards is remeasured each reporting period until the vesting dates.

Dividends attributable to cash-settled RSUs and PSUs accrue and are paid if the award vests. In addition, for those awards granted prior to 2015, interest accrues on accumulated dividends and is paid if the cash-settled RSUs vest. A summary of outstanding cash-settled RSUs and PSUs as of December 31, 2015, and activity during the year ended December 31, 2015, follows:

	Number of Awards	Weighted-Average Grant-Date Fair Value Per Award	Aggregate Intrinsic Value
Balance at January 1	3,587,564	$30.99
Granted	2,366,715	18.68
Vested	(1,196,395)	30.99
Forfeited	(145,348)	24.21
Balance at December 31	4,612,536	24.89	$31

The total grant-date fair value of cash-settled RSUs and PSUs granted was $44 million during 2015, $68 million during 2014 and $70 million during 2013. The intrinsic value of cash-settled RSUs vested was $24 million during 2015. The accrued liability associated with cash-settled RSUs and PSUs consisted of a current portion of $10 million (included in accounts payable and accrued liabilities) and a long-term portion of $8 million (included in other liabilities) at December 31, 2015, and a current portion of $17 million and a long-term portion of $19 million at December 31, 2014.

Other Information. The following table includes amounts related to exercises of stock options and vesting of RSUs during the years ended December 31:

	2015	2014	2013
FCX shares tendered to pay the exercise price
and/or the minimum required taxes[a]	349,122	474,480	3,294,624
Cash received from stock option exercises	$3	$12	$8
Actual tax benefit realized for tax deductions	$11	$16	$8
Amounts FCX paid for employee taxes	$7	$8	$105

a.	Under terms of the related plans, upon exercise of stock options and vesting of RSUs, employees may tender FCX shares to pay the exercise price and/or the minimum required taxes.